SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  September 22, 1997


                            Dakota Mining Corporation
             (Exact Name of Registrant as Specified in its Charter)


       Canada                          0-17583                    84-1094683
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
  of Incorporation)                                         Identification No.)




                       410 Seventeenth Street, Suite 2450
                             Denver, Colorado                        80202
               (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:  (303) 573-0221


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         On September 25, 1997, Dakota Mining Corporation issued a press release which is included as an exhibit to this report.


Item 7.

 (c) Exhibits

	a. Press release dated September 25, 1997.
	b. Third Amendment To Credit Agreement.
	c. Ratification and Confirmation




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DAKOTA MINING CORPORATION



Date: September 29, 1997              By: \s\ Alan R. Bell
				      ----------------------------------
                                      Alan R. Bell, President and Chief
				      Executive officer

                         Exhibit a.

 DAKOTA MINING CORPORATION ENTERS INTO AMENDED CREDIT ARRANGEMENT
             RELATING TO ITS ILLINOIS CREEK PROJECT

DENVER, CO - September 25, 1997. Dakota Mining Corporation ("Dakota") announced today an amended credit arrangement with N M Rothschild & Sons Limited ("Rothschild"). Rothschild is the lender for the Illinois Creek Project in Alaska operated by Dakota's subsidiary, USMX of Alaska, Inc. ("USMX-AK").

Pursuant to the revised agreement, USMX-AK has liquidated certain hedging contracts securing the loan in the amount of $2 million, which proceeds have been paid to D. H. Blattner & Son, the principal contractor at the Project, for services at the Project. USMX-AK has agreed to continue to make regular payments to
Blattner and Blattner has agreed to continue its services to complete all planned mining and related activities scheduled for the remainder of 1997, with the end of season now estimated to be near October 31, 1997. Such planned activities include the placement on the leach pad of sufficient mine material to provide an insulating barrier that will allow USMX-AK to continue the leaching and gold recovery processing throughout the upcoming winter months.

USMX-AK has agreed with Rothschild that it will make a prepayment of the principal amount of the loan in an amount of not less than the $2 million paid to Blattner not later than December 31, 1997. The Company forecasts that this payment can be made if its Project production schedule is met; however, USMX-AK will be subject to all of the risks inherent in a relatively new mining operation. The total balance of the Rothschild loan is currently $20.5 million. USMX-AK will also be required to continue to make regular interest payments. Additional principal payments are to be made in accordance with a revised amortization schedule, with an aggregate of 65% of the principal amount to be paid in periodic installments by December 31, 1998.

All revenues from the Project will be placed in a Proceeds Account. Dakota will be permitted to withdraw $55,000 per month for its overhead costs which are not directly related to the Project. Other than these monthly payments and payment of direct Project costs, USMX-AK may not pay any dividends or other distributions to Dakota until all principal and interest payments on the loan have been made to Rothschild. Accordingly, Dakota will not be able to use any of the Project revenues for its working capital or for other mining activities until Rothschild has been repaid fully.

In the agreement, USMX-AK and Rothschild have confirmed that certain events of default are currently outstanding and that the agreement does not constitute a waiver of any of Rothschild's rights. The events of default include USMX-AK's inability to timely pay its contractors, principally Blattner, and the delay in mechanical completion of the Project. Exceptionally dry weather conditions in the Spring delayed flooding of the heap and caused the process plant to operate at less than 10% of its nominal capacity of 1,000 gallons per minute ("gpm"). The Plant is now operating at approximately 900 gpm.

As previously announced in August 1997, Dakota suspended ore mining activities at its Gilt Edge Mine located near Deadwood, South Dakota pending completion of an environmental impact study. This delay, together with current low gold prices and the slower than expected start-up of the Illinois Creek Project, have had an adverse effect upon Dakota's liquidity and financial condition. Dakota has ongoing needs for cash to fund administrative expenses and permitting, construction and environmental compliance activities at its Gilt Edge and Stibnite Mines. Management is presently investigating various potential sources of new financing, including the sale of certain assets, sale of equity and borrowing arrangements. Dakota has no firm arrangements or understandings for additional funding and no assurance can be given that Dakota will be successful in obtaining such additional funding, or that if arrangements are made, they will be on terms favorable to the Company.

This news release contains forward-looking information, which involves a degree of risk and uncertainty due to various factors affecting Dakota's business, including, but not limited to, gold price volatility, ore grade and recovery rates, exploration results, mining and processing conditions and costs, and compliance with regulatory and permitting requirements. For a more detailed discussion of such risks and other factors, see Dakota's filings with The Securities and Exchange Commission, particularly those on Forms 10-K, 10-Q, 8-K and S-4.

For further information, please contact Alan R. Bell, President and Chief Executive Officer, John R. Haigh, Vice President,
Investor Relations (303) 573-0221, FAX (303) 573-1012.

			Exhibit b.

			AGREEMENT

Each reference to September 19,1997 contained in the THIRD AMENDMENT TO CREDIT AGREEMENT by and between USMX OF ALASKA, INC. and N M
ROTHSCHILD & SONS LIMITED shall be changed to September 22, 1997.

				BORROWER
                                USMX OF ALASKA, INC.


                                By:
                                 Name:
                                 Title:



                                LENDER
                                N M ROTHSCHILD & SONS LIMITED

              THIRD AMENDMENT TO CREDIT AGREEMENT


          THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Third Amendment") is made and entered into as of September 19, 1997, by and between N M ROTHSCHILD & SONS LIMITED, a company organized and existing under the laws of England with an address at New Court, St. Swithin's Lane, London EC4P 4DU ("Lender"), and USMX OF ALASKA, INC., a company organized and existing under the laws of Alaska with an address at 1560 Broadway, Suite 880, Denver, Colorado 80202 ("Borrower") pursuant to Section 11.1 of that certain Credit Agreement dated as of July 11, 1996, between Lender and Borrower (as amended by the First Amendment to Credit Agreement, the "AK Credit Agreement").


                        R E C I T A L S

          I. Pursuant to the AK Credit Agreement, Lender agreed, under certain terms and conditions, to loan to Borrower up to $19,500,000 to be used to finance the construction and initial operation of the Illinois Creek, Alaska gold mining facility. Pursuant to a Second Amendment to Credit Agreement dated as of July 28, 1997 (the "Second Amendment") the amounts loaned to Borrower were increased to $20,500,000 and certain other modifications were made to the AK Credit Agreement. The AK Credit Agreement, as amended by the Second Amendment, is referred to as the "Existing Credit Agreement."

          II. Since the date of the Second Amendment, certain developments at and with respect to the Project have occurred and Lender and Borrower desire to further modify the Existing Credit Agreement to respond thereto as provided in this Third Amendment.


                       A G R E E M  E N T

          NOW, THEREFORE, in consideration of the mutual provisions set forth below, the parties agree as follows:

          A.     Definitions.   Capitalized  terms  used  herein  but   not
otherwise defined shall have the meanings given thereto in the Existing Credit Agreement.

          B. Status of Loan Documents. Borrower reaffirms its liability for all of the obligations evidenced or secured by the Loan Documents, and acknowledges that Borrower has no defenses to enforcement of the Loan Documents in accordance with their respective terms and no basis for asserting any offset or other claim against Lender.

          C. Amendment of Existing Credit Agreement. The Existing Credit Agreement is hereby amended as follows:

               1. Schedule 3.6(b) "Amortization Schedule" to the Existing Credit Agreement is hereby deleted in its entirety and the form of Schedule 3.6(b) "Amortization Schedule appended hereto, is substituted therefore and shall constitute the Amortization Schedule under the Existing Credit Agreement, as amended hereby, for all purposes.

                    2.    Section  1.1  of  the  Existing  Credit
          Agreement is hereby amended as follows:

                         a.    The  following defined  terms  are
hereby added to Section 1.1:

                    "Blattner   Payment"  means  the  amount   of
               $2,000,000, representing the Hedging Liquidation Proceeds, to be paid by Borrower to D. H. Blattner & Sons, a contractor at the Project, for amounts due for services rendered at the Project.

                    "Dakota"  means Dakota Mining Corporation,  a
               corporation continued under the Canada Business Corporation Act, of which USMX is a wholly owned subsidiary, and of which Borrower is an indirect wholly-owned subsidiary.

                    "Dakota  Project Costs" means Dakota  Project
               Overhead Costs and Dakota Project Direct Costs.

                    "Dakota  Project  Overhead Costs"  means  the
               amount of $55,000 per calendar month commencing September 1, 1997, or such lesser amount as Borrower may establish from time to time by notice to Lender, which amount is agreed by Borrower and Lender to be the amount which may be included in Project Operating Costs and paid by Borrower to
               Dakota  as  Project  Operating Costs  pursuant  to
               Section 3.14 hereof. Such amount represents the agreed level of reimbursement of Dakota by
               Borrower for all costs associated with or attributable to services provided by Dakota to or for the benefit of the Project, including salaries and benefits of officers, directors and employees of Dakota, travel expenses, telephone and other communication expenses and other out-of-pocket expenses of Dakota which are not Dakota Project Direct Costs.

                    "Dakota  Project Direct Costs" means  out  of
               pocket expenditures by Dakota on or after September 1, 1997, to Persons other than shareholders, officers, directors or employees of Dakota, of which reasonable evidence is provided to Lender, for insurance payments, real or personal property tax payments, bonding or other surety expenses due after September 1, 1997, and other expenses approved by Lender in its sole discretion, directly relating to the Project, which have been paid by Dakota rather than Borrower for administrative convenience."

                    "Hedging   Liquidation  Proceeds"   means   a
               maximum of amount of $2,000,000, to be realized by Borrower upon liquidation of certain Price Fixing
               Commitments in effect with Lender.

                    "Payable  Aging Report" means  a  report,  in
               form reasonably acceptable to Lender, which identifies all accounts payable or other pending payment obligations of Borrower with respect to the Project or otherwise, with the aging of such accounts payable or other payment obligations specified in such report.

                    "Working Capital Balance" shall refer  to  an
               amount to be retained as a credit balance in the Proceeds Account, which amount shall be $500,000.

               b. The defined term "Project Operating Costs" is hereby amended by deleting "and" from the end of clause (b) thereof, by deleting the period at the end of clause (c) thereof and substituting ": and" therefore, and by adding the following thereto:

               "(d) Dakota Project Costs."

               c.    The  defined terms "CapEx Retention Amount,"
"Start-up  Retention  Amount," "Interest  Retention  Amount"  and
"Retention Amount" are hereby deleted from Section 1.1.

          3. Section 3.14 of the Existing Credit Agreement is hereby amended as follows:

               a. The phrase "the proceeds derived from the exercise of any Hedging Agreement," is deleted from the second sentence in Paragraph (a) thereof and the following phrase is substituted therefor:

               "the proceeds derived from the exercise of any Hedging Agreement, or from the liquidation of any Price Fixing Commitment, including the Hedging
               Liquidation Proceeds,"

               b.    The second and third paragraphs in Paragraph
(a) thereof are deleted and the following are substituted therefor:

                    "Disbursements   or  withdrawals   from   the
               Proceeds Account will be made during the first ten days following the end of each calendar month (or at other times as may be approved by Lender in its sole discretion) and only pursuant to a Request for Disbursement in the form of Exhibit B hereto and which otherwise indicates the manner in which such disbursement will be applied in accordance with the following provisions of this Section 3.14.

                    Credit  balances in the Proceeds  Account  in
               excess of the Working Capital Balance, or such lesser credit balance as may be approved by Lender in its sole discretion, shall be applied as follows:

                    First,  to payment of  Project Capital  Costs
                    and  Project  Operating  Costs  incurred   by
                    Borrower  in  accordance with the Development
                    Plan;

                    Second, to payment of fees or other amounts due Lender hereunder or under any of the Loan
                    Documents which are due and payable and which remain unpaid;

                    Third,  to  payment  of  interest  due   with
                    respect to the Loans;

                    Fourth, to prepayment of the Principal Amount of the Loans until a prepayment in an amount equal to the Blattner Payment has been made, with all such prepayments to be allocated to the installment payments of the Principal Amount of the Loans set forth in the Amortization Schedule in order of maturity; and

                    Fifth, to payment of the Principal Amount of the Loans, with all such payments to be allocated to the installment payments of the Principal Amount of the Loans set forth in the Amortization Schedule in order of maturity.

          4. Section 5.7 and 5.8 are hereby added to the Existing Credit Agreement, as follows:

                    "5.7  Positive  Hedging Agreement  Values  as
               Collateral. Borrower and Lender agree that if Hedging Agreements, including Price Fixing Commitments, are marked to market from time to time and have positive liquidation values, such positive values constitute a portion of the Collateral, are subject to the Security Documents, and may not be realized by Borrower (without the express prior written consent of Lender) except by physical delivery of Gold produced from the Project in accordance with the terms thereof.

                    5.8 Blattner Payment. Lender hereby consents to the liquidation of Price Fixing Commitments of Borrower in the manner agreed by Borrower and Lender in an amount sufficient to generate proceeds sufficient to make the Blattner

               Payment. Borrower agrees to utilize the proceeds of such liquidation of Price Fixing Commitments solely for purposes of making the Blattner Payment not later than September 19, 1997. Borrower agrees to make prepayments of the Principal
               Amounts of the Loans, as provided in Section 3.14(a) or otherwise, in an amount not less than the $2,000,000 Blattner Payment, not later than December 31, 1997."

          5. Section 8.2(h) is hereby amended by adding the following sentence thereto:

               "In addition, not later than the fifth day of each
               month,   or   at  any  other  time  as  reasonably
               requested by Lender, Borrower shall submit to Lender a Payable Aging Report."

          6. Section 9.9 of the Existing Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

                    9.9 Restriction on Dividends, Redemptions and Other Distributions and Payments to Certain Persons. Other than as provided in Section 3.14(a), Borrower shall not declare, order, pay or make any dividend or other distribution or payment, directly or indirectly, in respect of any shares of any class of stock of Borrower, now or hereafter outstanding, or with respect to any Indebtedness or other obligation of Borrower to USMX or Dakota, now existing or hereafter arising.

          7.    Section 10.1(a) of the Existing Credit  Agreement
is   hereby  deleted  in  its  entirety  and  the  following   is
substituted therefor:

                         (a)  Nonpayment.  Borrower shall fail to
               pay any Principal Amount when due hereunder (whether at stated maturity or by acceleration or otherwise), or shall fail to make prepayments of the Principal Amount due hereunder between October 1, 1997 and December 31, 1997 in an aggregate amount at least equal to the Blattner Payment, or shall fail to pay interest hereunder or on the Notes when due."

          8.   Each and every reference to "Note" in the Existing
Credit Agreement is hereby changed to "Notes."

          D. Ratification of Existing Credit Agreement and Other Loan Documents. As modified by this Third Amendment, the Existing Credit Agreement and all other Loan Documents are in all respects ratified, approved and confirmed, and as so amended, shall remain in full force and effect. From and after the date hereof, all references to the "Credit Agreement" or to any Loan Document in any Loan Document or in any Related Document shall be references to the Existing Agreement or to the Loan Documents, respectively, as amended by this Third Amendment.

	  E. Reaffirmation. Borrower hereby reaffirms each representation, warranty, and covenant contained in the Existing Credit Agreement with the same force and effect as if each were separately stated herein and made as of the date hereof, except
(i) for such made as of a certain date, which are hereby reaffirmed as of such date, (ii) to the extent of any variance therefrom disclosed on Exhibit A to the Certificate of Borrower delivered to Lender pursuant to Paragraph H. hereof, and
(iii) and as amended in this Third Amendment..

          F. Title Matters. Borrower represents and warrants to Lender that, except as previously disclosed to Lender, it is the sole owner of the Mining Properties, and that the Mining Properties are free and clear of all material defects of title or Liens.

          G. Defaults under the Loan Documents. Borrower acknowledges and agrees that any Default by Borrower under this Third Amendment shall constitute a Default under each of the Loan documents, entitling Lender to exercise any or all rights and remedies provided for in the Loan Documents. Borrower and Lender confirm that certain Events of Default are currently outstanding under the Existing Credit Agreement and other Loan Documents. It is expressly agreed that nothing contained in this Third Amendment, and no other action by the Lender through the date hereof, constitutes the waiver or other relinquishment of any rights by Lender with respect to any such Events of Default, whether or not any such Events of Default are known to Lender.

          H. Conditions Precedent. The obligations of the Lender under this Third Amendment are subject to the conditions precedent that the Lender shall have received each of the following Instruments not later than 11:00 a.m. (Denver time) on September 19, 1997:

               1. An Instrument, executed by each of USMX and Dakota, inform satisfactory to the Lender in its sole discretion, ratifying and confirming the Guaranty of each such Person of all Obligations of the Borrower; AND

               2. A certificate from an officer of the Borrower evidencing the adoption by the Board of Directors of the Borrower of resolutions, in form and substance reasonably satisfactory to the Lender, authorizing the execution, delivery and performance of this Third Amendment by the Borrower.

          I. Additional Agreements of Borrower. Not later than September 24, 1997 the Borrower shall have provided to the Lender an opinion of Bearman, Talesnick and Clowdus, substantially in the form of the opinion provided by such firm in connection with the Second Amendment, and otherwise in form reasonably acceptable to the Lender, addressing the corporate status, corporate authority, corporate action and enforceable nature of this Third Amendment with respect to the Borrower, and of the ratification of guarantees by USMX and Dakota.

          J. Successors and Assigns. Nothing in this Third Amendment shall be construed as waiving or modifying any provision of the Existing Credit Agreement prohibiting transfer of the Mining Properties without the prior written consent of

Lender,  or making any such transfer a Default under the Existing
Credit Agreement.  Subject to the preceding sentence, this  Third
Amendment shall bind and benefit the parties and their respective heirs, personal representatives, successors and assigns.

          K. Governing Law; Severability; Merger. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Colorado. Wherever possible, each provision of the Loan Documents is to be interpreted so as to be effective and valid under applicable law. If any provision of any Loan Document is for any reason and to any extent, invalid or unenforceable, then neither the remainder of the Loan Document in which such provision appears, nor any other Loan Document, nor the application of the provisions to other persons or entities or in other circumstances, shall be affected by such invalidity or unenforceability. The Existing Credit Agreement, together with the other Loan Documents, all as amended and modified by the Related Documents, represent the final agreement between the parties pertaining to the subject matter thereof.

          L. Execution in Counterparts. This Third Amendment may be executed in two or more counterparts, all of which shall, upon execution of identical counterparts by all parties, constitute a single agreement. Each party agrees to accept the facsimile signature (with original to follow) of the other party, and to be bound by its facsimile signature.

   Signed and delivered as of the date first mentioned above.

                                BORROWER
                                USMX OF ALASKA, INC.


                                By:
                                 Name:
                                 Title:


                                LENDER

                                PER PRO
                                N M ROTHSCHILD & SONS LIMITED

			Exhibit c.
		Ratification and Confirmation

                 RATIFICATION AND CONFIRMATION


     THIS RATIFICATION AND CONFIRMATION (the "Ratification") is made this 19th day of September, 1997 by DAKOTA MINING CORPORATION, a corporation continued under the Canada Business Corporation Act ("Dakota") and USMX, INC., a Delaware corporation ("USMX") for the benefit of N M ROTHSCHILD & SONS LIMITED, a company organized and existing under English law ("NMR").

                            RECITALS

     A. USMX of Alaska, Inc., an Alaska corporation ("USMXAK") which is a wholly owned subsidiary of USMX, is a party to and borrower under a Credit Agreement dated as of July 11, 1996, as amended by a First Amendment to Credit Agreement, as further amended by a Second Amendment to Credit Agreement dated as of July 28, 1997, and as further amended by a Third Amendment to Credit Agreement dated as of September 19, 1997 (the "Third Amendment to Credit Agreement," with such Credit Agreement and all amendments thereto referred to as the "Credit Agreement").

     B. The obligations of USMXAK under the Credit Agreement are guaranteed by Dakota pursuant to a Guaranty dated as of July 28, 1997, and the obligations of Dakota under such Guaranty are secured by a Pledge and Security Agreement executed by Dakota, dated as of July 28, 1997, with such Guaranty and Pledge and Security Agreement, and any modifications thereof, referred to as the "Dakota Credit Support Documents."

     C. The obligations of USMXAK under the Credit Agreement are guaranteed by USMX pursuant to a Guaranty dated July 11, 1996, as amended by an Agreement dated as of July 28, 1997, and the obligations of USMX under such Guaranty are secured by a Pledge and Security Agreement dated as of July 11, 1996 and by certain Collateral Assignments of Deeds of Trust dated as of July 11, 1996, as such Pledge and Security Agreement and Collateral Assignments of Deeds of Trust were modified by the Agreement dated as of July 28, 1997, with such Guaranty, Pledge and Security Agreement, Collateral Assignments of Deeds of Trust and all other documents and instruments executed by USMX in connection with or as contemplated by the Credit Agreement, and any modifications thereof, referred to collectively as the "USMX Credit Support Documents."

     D. Dakota and USMX desire hereby to evidence their agreement that the Dakota Credit Support Documents and USMX
Credit Support Documents remain in full force and effect in accordance with their terms and apply to all obligations of

USMXAK under the Credit Agreement, including the Third Amendment to Credit Agreement, and Loan Documents associated therewith.

                           AGREEMENT

     NOW, THEREFORE, in consideration of NMR agreeing to the Third Amendment to Credit Agreement, Dakota and USMX agree as follows:

     1.   Dakota Ratification and Confirmation.  Dakota hereby
(a) ratifies and confirms the Dakota Credit Support Documents,
(b) agrees that the Dakota Credit Support Documents apply to all obligations of USMXAK under the Credit Agreement, including the Third Amendment to Credit Agreement, and under all Loan Documents contemplated thereby, and (c) agrees and confirms that the Dakota Credit Support Documents remain in full force and effect in accordance with their terms.

     2. USMX Ratification and Confirmation. USMX hereby (a) ratifies and confirms the USMX Credit Support Documents, (b) agrees that the USMX Credit Support Documents apply to all obligations of USMXAK under the Credit Agreement, including the Third Amendment to Credit Agreement, and under all Loan Documents contemplated thereby, and (c) agrees and confirms that the USMX Credit Support Documents remain in full force and effect in accordance with their terms.

     3. Authority; Binding Effect. Each of Dakota and USMX represents to NMR that it has the authority to execute and deliver this Ratification, that it has duly executed and delivered this Ratification, and that this Ratification is binding on and enforceable against it in accordance with its terms.

     4. Inurement. This Ratification is binding upon and will inure to the benefit of the successors and assigns of Dakota, USMX and NMR, respectively.


     IN WITNESS WHEREOF, the undersigned have executed this Ratification on September 19, 1997.

                                   DAKOTA MINING CORPORATION


                                   By:
                                        Name:
                                        Title:

                                   USMX, INC.


                                   By:
                                        Name:
                                        Title: